Exhibit 99.1

KPMG LLP

Suite 1500

550 South Hope Street

Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”)

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

(collectively, the “Specified Parties”)

Re: Prestige Auto Receivables Trust 2016-1, Automobile Receivables-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of automobile receivables, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means motor vehicle receivables evidenced by retail installment contracts secured by security interests in new and used automobiles, vans and light duty trucks.

KPMG LLP is a Delaware limited liability partnership, the

U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

Prestige Auto Receivables Trust 2016-1, Automobile Receivables-Backed Notes

March 7, 2016

•	The phrase “Initial Data File” means an electronic data file, prepared and provided to us by the Company on March 2, 2016, containing certain information related to 18,736 Receivables and their related attributes as of February 29, 2016 (the “Cutoff Date”). The Company is responsible for the Initial Data File.

•	The phrase “Selected Receivables” means a sample of 70 Receivables that we randomly selected from the Initial Data File, as instructed by the Company. A listing of the Selected Receivables is attached hereto as Exhibit A.

•	The phrase “Receivable File Documents” means information appearing on or derived from a copy of the applicable receivable file documents(s) provided to us by the Company.

I.	The Selected Receivables

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Receivables. For each of the Selected Receivables, we compared the attributes listed in the table below to the corresponding information appearing on or derived from a copy of the applicable Receivable File Document(s). The Specified Parties indicated that the absence of any of the Receivable File Documents noted below, or the inability to agree the indicated information from the Initial Data File to the Receivable File Documents or other information for each of the attributes identified, constituted an exception.

Attributes	Receivable File Document(s)
Account Number	Installment Sale Contract
Borrower Last Name	Installment Sale Contract or the Company’s servicing system
Original Amount Financed	Installment Sale Contract
Original Interest Rate	Installment Sale Contract
Current Interest Rate	The Company’s servicing system
Original Term	Installment Sale Contract
Vehicle Make	Installment Sale Contract
Model Year	Installment Sale Contract
New/Used Vehicle	Installment Sale Contract
Payment Amount	Installment Sale Contract
Obligor State	Installment Sale Contract or the Company’s servicing system

Prestige Auto Receivables Trust 2016-1, Automobile Receivables-Backed Notes

March 7, 2016

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Document(s), except as noted in Exhibit B. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Initial Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Initial Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Receivable File Documents, information contained in the servicing system, the Initial Data File or other documents furnished to us, by the Company, or instructions provided by the Company, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Prestige Financial Services, Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 7, 2016

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A

The Selected Receivables

Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID
1	2016001	36	2016036
2	2016002	37	2016037
3	2016003	38	2016038
4	2016004	39	2016039
5	2016005	40	2016040
6	2016006	41	2016041
7	2016007	42	2016042
8	2016008	43	2016043
9	2016009	44	2016044
10	2016010	45	2016045
11	2016011	46	2016046
12	2016012	47	2016047
13	2016013	48	2016048
14	2016014	49	2016049
15	2016015	50	2016050
16	2016016	51	2016051
17	2016017	52	2016052
18	2016018	53	2016053
19	2016019	54	2016054
20	2016020	55	2016055
21	2016021	56	2016056
22	2016022	57	2016057
23	2016023	58	2016058
24	2016024	59	2016059
25	2016025	60	2016060
26	2016026	61	2016061
27	2016027	62	2016062
28	2016028	63	2016063
29	2016029	64	2016064
30	2016030	65	2016065
31	2016031	66	2016066
32	2016032	67	2016067
33	2016033	68	2016068
34	2016034	69	2016069
35	2016035	70	2016070

(*)	The Company has assigned a unique seven digit Receivable Number to each Receivable in the Initial Data File. The Selected Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.

THE FOLLOWING PAGE CONSTITUTES EXHIBIT B.

Exhibit B

Exceptions List

Selected Receivable #	Selected Receivable ID	Attribute	Per Initial Data File	Per Receivable File Document
52	2016052	Model Year	2015	2014
64	2016064	Original Interest Rate	19.49%	19.50%
64	2016064	Payment Amount	$439.89	$439.98